UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       December 4, 2014

ASPECT FUTURESACCESS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-51085	20-1227650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
250 Vesey Street, 11th Floor
New York, NY 10080
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:  (609) 274-5838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement..

(a)(1) Aspect FuturesAccess LLC (the “Registrant” or “Fund”), Merrill Lynch Alternative Investments LLC (“MLAI”) and Aspect Capital Limited (the “Trading Advisor”) are parties to an Advisory Agreement dated as of May 28, 2004 (the “Advisory Agreement”).  MLAI is the sponsor and manager of the Registrant.  Pursuant to the Advisory Agreement, the Trading Advisor provides investment advisory services for the Registrant, and directs the trading activities of the Registrant.  As used herein “Units” refer to  units of limited liability company interest in the Fund.

On December 4, 2014, the Registrant, MLAI and the Trading Advisor entered into an Amendment to the Advisory Agreement (the “Amendment”).

(2)   The Amendment provides for certain agreements with respect to the Trading Advisor, the Fund and MLAI, including:

(i)  the management fee percentage payable to the Trading Advisor shall be 1.5% per annum with respect to Class DT Units (the “15% Class”) and  2.0% per annum with respect to Class A, Class C, Class D, Class DS, Class I and Class M Units (collectively, the “20% Classes”);

(ii)           for periods up to and including December 31, 2014, the incentive fee percentage payable to the Trading Advisor shall be 15% per annum with respect to the 15% Class and 20% per annum with respect to the 20% Classes;

(iii)           for periods commencing on or after January 1, 2015, the incentive fee percentage payable to the Trading Advisor shall be 15% per calendar quarter with respect to the 15% Class and 20% per calendar quarter with respect to the 20% Classes;

(iv)           clarifying that incentive fees shall be determined on the basis of the 15% Class on the one hand and the 20% Classes on the other hand, and not on the basis of any individual investors or group of investors;

 (v)           the Trading Advisor’s acknowledging the semi-monthly redemption rights and subscription dates regarding the Units (provided that MLAI may eliminate mid-month redemption rights or discontinue mid-month subscription dates in MLAI’s discretion), and the Trading Advisor’s agreeing to adjust the trading level of the Fund to reflect any increase or decrease in the net assets of the Fund necessary to accommodate such redemptions or subscriptions;

(vi)           clarifying capacity limits pertaining to the Trading Advisor; and

(vii)           MLAI’s agreeing not to sub-distribute, market and/or promote the Fund, directly or indirectly, to “retail clients” (as defined in applicable Financial Services Authority rules) in the United Kingdom through a United Kingdom branch or affiliate.

The Amendment also clarifies that ML Aspect FuturesAccess Ltd. (the “Offshore Fund”) is no longer party to the Advisory Agreement. The Offshore Fund was an original party to the Advisory Agreement, and was dissolved as of December 31, 2012.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.              Description

10.1	Amendment to Advisory Agreement dated as December 4, 2014 among Aspect Capital Limited, Aspect FuturesAccess LLC, and Merrill Lynch Alternative Investments LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC Its: Manager

By:	/s/ Barbra E. Kocsis
Name: Barbra E. Kocsis
Position: Chief Financial Officer

Date:  December 10, 2014

ASPECT FUTURESACCESS LLC

FORM 8-K

INDEX TO EXHIBITS

Exhibits

Exhibit 10.1	Amendment to Advisory Agreement dated as of December 4, 2014 among Aspect Capital Limited, Aspect FuturesAccess LLC, and Merrill Lynch Alternative Investments LLC.